UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 16, 2022

NATIONAL RETAIL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-11290	56-1431377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue
Suite 900 Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 265-7348

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	NNN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

National Retail Properties, Inc. (the “Company”) entered into that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of December 16, 2022 (the “Credit Agreement”), with Wells Fargo Bank, National Association, as Administrative Agent, and a syndicate of lenders named therein. The Credit Agreement amends and restates that certain Second Amended and Restated Credit Agreement, dated as of June 23, 2021 (as amended, the “Existing Credit Agreement”), by and among the Company, Wells Fargo Bank, National Association, as Administrative Agent, and a syndicate of lenders named therein.

The Credit Agreement amended the terms under the Existing Credit Agreement as follows:

(1) the base rate under the Credit Agreement was changed from LIBOR to the Adjusted Secured Overnight Financing Rate ("SOFR"), as applicable.

The foregoing summary is not an exhaustive description of the terms of the Credit Agreement, which is attached hereto as Exhibit 10.1, and such summary is qualified in its entirety by reference to the attached Credit Agreement.

Item 2.03. Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item 2.03 is included in Item 1.01 above and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1

First Amendment to Second Amended and Restated Credit Agreement, dated as of December 16, 2022, by and among National Retail Properties, Inc., Wells Fargo Bank, National Association, as Administrative Agent, and a syndicate of lenders named therein.

104.1	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RETAIL PROPERTIES, INC.

By:	/s/ Kevin B. Habicht
Name:	Kevin B. Habicht
Title:	Executive Vice President and Chief Financial Officer

Dated: December 19, 2022